UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2016

WESTERN ASSET

INVESTMENT GRADE

DEFINED OPPORTUNITY

TRUST INC. (IGI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed-income securities of varying maturities.

II	Western Asset Investment Grade Defined Opportunity Trust Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Investment Grade Defined Opportunity Trust Inc. for the twelve-month reporting period ended November 30, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 30, 2016

Western Asset Investment Grade Defined Opportunity Trust Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended November 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s final reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.5%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, smaller decreases in state and local government spending and an upturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on November 30, 2016, the unemployment rate was 4.6%, as reported by the U.S. Department of Labor. This represented the lowest level since August 2007. The percentage of longer-term unemployed also declined over the period. In November 2016, 24.8% of Americans looking for a job had been out of work for more than six months, versus 26.3% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at every meeting prior to its meeting in mid-December 2016. On December 14, 2016, after the reporting period ended, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset Investment Grade Defined Opportunity Trust Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed-income securities of varying maturities. The Fund may invest up to 20% of its net assets in corporate fixed-income securities of below investment grade quality (commonly known as “high yield” or “junk” bonds) at the time of investment and other securities, including obligations of the U.S. government, its agencies or instrumentalities, common stocks, warrants and depositary receipts. While the Fund may invest up to 20% of its net assets in below investment grade securities, the Fund will, under normal market conditions, maintain a portfolio with an overall dollar-weighted average of investment grade credit quality. The Fund may invest up to 20% of its net assets in securities of foreign issuers located anywhere in the world, including issuers located in emerging market countries. Additionally, the Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements, provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets.

In purchasing securities and other investments for the Fund, we may take full advantage of the entire range of maturities and durations offered by corporate fixed-income securities and may adjust the average maturity or durationi of the Fund’s portfolio from time to time, depending on our assessment of the relative yields available on securities of different maturities and durations and our expectations of future changes in interest rates.

The Fund may take on leveraging risk by utilizing certain management techniques, whereby it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the Investment Company Act of 1940. However, as a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	1

Fund overview (cont’d)

development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Ryan K. Brist.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) posted positive returns over the twelve months ended November 30, 2016. Both short- and long-term Treasury yields ended the period higher during the twelve-month reporting period ended November 30, 2016, but not without volatility. Two-year Treasury yields began the reporting period at 0.94% and ended the period at 1.11%. Their peak of 1.12% occurred on both November 23 and November 25, 2016, and they were as low as 0.56% on July 5, 2016. Ten-year Treasury yields were 2.21% at the beginning of the period and ended the period at their peak of 2.37%. Their low of 1.37% occurred on both July 5 and July 8, 2016.

Regarding the global credit markets for the twelve months ended November 30, 2016, the period will be remembered for its heightened volatility. As the reporting period began, we experienced falling commodity prices, fears over global growth, reduced liquidity and uncertainty surrounding the Federal Reserve Board’s (“Fed”)ii interest rate policy. These concerns generally continued through mid-February 2016. Against this backdrop, spread sectors widened, technicals significantly deteriorated, default expectations increased, rating agencies aggressively downgraded commodity-related businesses and several dedicated credit funds experienced redemptions or announced liquidation strategies. Mid-February 2016 through the end of October 2016 was met with strong demand for credit as market technicals materially improved, investors seemed energized by more compelling valuations and energy markets stabilized and then moved higher. However, yields moved sharply higher after the November 2016 elections in the U.S. given expectations for improved economic growth and an uptick in inflation.

All told, the Bloomberg Barclays U.S. Aggregate Indexiii returned 2.17% for the twelve months ended November 30, 2016. Comparatively, the Bloomberg Barclays U.S. Credit Indexiv returned 4.19% over the same period and the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv returned 12.11%.

Q. How did we respond to these changing market conditions?

A. From a sector perspective, we increased the Fund’s overweight to the Energy sector based on more compelling valuations and the belief that the underlying commodity prices had stabilized. We also believe that the Energy sector is one that has passed through the end of its cycle and is in a deleveraging mode. The majority of the Fund’s Energy exposure is investment-grade rated. Financials remained the Fund’s largest sector overweight during the reporting period. While we were comfortable with the underlying fundamentals (e.g. record earnings, better loan growth, improving asset quality), the Fund’s overweight position was trimmed as valuations became less compelling. We also trimmed the Fund’s exposure to Consumer Non-Cyclicals1, namely tobacco (less

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

2	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

compelling valuations) and pharmaceuticals (concerns over shareholder friendly activity and earnings pressure given the media and political attention on drug prices). Last, the Fund increased its allocation to the Information Technology sector and sovereign bonds as certain new issues offered attractive valuations.

In terms of duration, the Fund ended the reporting period at roughly 6.9 years which was roughly 0.1 of a year shorter than that of the Bloomberg Barclays U.S. Credit Index, making the Fund less sensitive to changes in interest rates versus the overall investment-grade market. The Fund did defensively shift to a mild defensive overweight around the November 2016 U.S. elections, which resulted in a drag on performance given the market moves that followed. Currency forwards, which were utilized to manage the Fund’s currency exposure, detracted from results. In particular, short euro and Japanese yen positions held as macro hedges detracted from performance as the U.S. dollar weakened against these currencies over the twelve months ended November 30, 2016. Finally, credit default swaps, namely protection bought on high-yield contracts, were also used as a macro hedge. These positions detracted from performance given the significant rebound and outperformance of spread product over this period. All told, derivatives were largely used as hedges, but had a negative impact on the Fund’s performance given the overall risk-on characterization of the twelve-month reporting period.

Performance review

For the twelve months ended November 30, 2016, Western Asset Investment Grade Defined Opportunity Trust Inc. returned 5.97% based on its net asset value (“NAV”)vi and 2.43% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Credit Index, returned 4.19% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averagevii returned 5.18% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.20 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2016
Price Per Share	12-Month Total Return**
$20.26 (NAV)	5.97	%†
$20.05 (Market Price)	2.43	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*	For the tax character of distributions paid during the fiscal year ended November 30, 2016, please refer to page 42 of this report.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	3

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. Multiple factors contributed to the Fund outperforming the benchmark over the reporting period. The largest contributor to the Fund’s relative performance was its overweight position within the Financials sector. Examples of holdings that were additive for performance during the reporting period were overweight positions in the subordinated or preferred positions of Citigroup Inc., Bank of America Corp., Royal Bank of Scotland Group PLC and Lloyds Banking Group PLC. We continued to favor large money center banks that we believe will post consistent fundamental results, along with increased capital ratios. In addition, despite the view that the incoming Trump administration will relax the financial regulatory environment in the U.S., we view U.S. and global bank regulation as well advanced, which in our opinion is positive for fixed income investors. Finally, we believe these issuers should continue to perform well on a relative basis as banks have historically posted improved fundamental results in rising interest rate environments.

The Fund’s overall bias toward the lower end of the quality spectrum, along with its high-yield bond exposure, was rewarded as higher beta sectors outperformed over the twelve-month reporting period. In particular, BBB-rated bonds outperformed their higher quality investment grade cohorts, while high-yield bonds staged a substantial rebound from the slump that began in mid-2014.

Sector allocation tilts were also additive for results, with the largest contributor to performance being an increase in the Fund’s overweight to Energy. Notable energy holdings that contributed to performance included Anadarko Petroleum Corp. and Devon Energy Corp. Both became crossover issuesviii in the spring of 2016, near the nadir in energy prices, when Moody’s downgraded much of the Energy sector. These issuers have since demonstrated a continued focus on protecting their balance sheets and have even tendered some of their debt over the reporting period. Similar to the Energy sector, the metals & mining industry has passed through the end of its downward cycle, as underlying commodity prices have stabilized and the companies themselves are now in a deleveraging mode. Specific issuers that contributed to the Fund’s performance included Glencore Finance Canada Ltd. and Barrick Gold Corp., both of which have held multiple tenders for their debt over the twelve-month reporting period. Within the Consumer Non-Cyclicals sector, specific issuer overweights that contributed to performance included participation in the new Anheuser-Busch InBev Worldwide Inc. deal and overweights to tobacco issuers such as Reynolds American Inc. and Altria Group Inc., both of which saw the Fund’s positions reduced through tenders.

Finally, an underweight to sovereign bonds, particularly a zero weight to Turkey when that issuer was downgraded out of investment grade indices in the summer of 2016, was beneficial for results.

Q. What were the leading detractors from performance?

A. While the Fund outperformed the benchmark during the reporting period, a few decisions detracted from relative performance, although these were largely related to hedges. For example, we made the decision to add duration through futures around the November 2016 U.S. elections. This was

4	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

intended to protect the Fund against a “risk-off” scenario. However, the markets have since embraced an optimistic view of the election outcome and yields have risen sharply. Elsewhere, currency strategies, notably shorts on the euro and yen, were meant to serve as macro hedges against policy errors in those parts of the world. While the U.S. dollar has strengthened since the November 2016 elections, these positions detracted from performance for the reporting period as a whole. Finally, to dampen the volatility from its below investment-grade holdings, the Fund bought protection on high-yield index credit default swaps. This hedge also held back the Fund’s performance. High-yield spreads peaked in the early part of 2016 when global growth concerns intensified. However, high-yield spreads have since tightened to levels lower than they were when the reporting period started.

Looking for additional information?

The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Investment Grade Defined Opportunity Trust Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

December 20, 2016

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds or “junk bonds”, which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of November 30, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2016 were: Financials (34.7%), Energy (13.7%), Consumer Discretionary (11.2%), Utilities (7.2%) and Telecommunication Services (7.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

viii	A crossover issue is a bond whose credit rating is just on the edge between investment-grade and high yield status.

6	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2016 and November 30, 2015 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	7

Spread duration (unaudited)

Economic exposure — November 30, 2016

Total Spread Duration
IGI	— 6.78 years
Benchmark	— 6.93 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

8	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2016

Total Effective Duration
IGI	— 6.94 years
Benchmark	— 7.04 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	9

Schedule of investments

November 30, 2016

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 93.3%
Consumer Discretionary — 11.2%
Auto Components — 0.2%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	390,000	$392,194	(a)
Automobiles — 2.1%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	1,140,000	1,428,932
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	640,000	739,743
General Motors Co., Senior Notes	4.875%	10/2/23	430,000	449,934
General Motors Co., Senior Notes	6.600%	4/1/36	290,000	326,095
General Motors Co., Senior Notes	5.200%	4/1/45	490,000	466,894
General Motors Co., Senior Notes	6.750%	4/1/46	1,020,000	1,181,241
Total Automobiles				4,592,839
Hotels, Restaurants & Leisure — 0.4%
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	280,000	287,000
McDonald’s Corp., Senior Notes	4.700%	12/9/35	260,000	270,996
McDonald’s Corp., Senior Notes	4.875%	12/9/45	370,000	391,176
Total Hotels, Restaurants & Leisure				949,172
Household Durables — 0.3%
Newell Brands Inc., Senior Notes	5.500%	4/1/46	600,000	681,412
Media — 7.8%
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	2,400,000	2,984,515
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000	201,441	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	420,000	473,507	(a)
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	3,196,035
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,643,796
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,387,500
Time Warner Cable LLC, Debentures	7.300%	7/1/38	330,000	394,651
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	370,000	414,173
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	1,390,000	1,574,912
Time Warner Cable LLC, Senior Notes	6.750%	6/15/39	20,000	22,665
Time Warner Cable LLC, Senior Notes	5.500%	9/1/41	200,000	200,315
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	370,000	477,072
Time Warner Inc., Senior Notes	4.900%	6/15/42	250,000	246,957
UBM PLC, Notes	5.750%	11/3/20	740,000	781,524	(a)
Viacom Inc., Senior Debentures	5.250%	4/1/44	120,000	120,260
Viacom Inc., Senior Notes	3.450%	10/4/26	670,000	641,617
Viacom Inc., Senior Notes	4.375%	3/15/43	60,000	52,870

See Notes to Financial Statements.

10	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,000,000	$2,053,740	(a)
WPP Finance 2010, Senior Notes	5.625%	11/15/43	260,000	281,542
Total Media				17,149,092
Multiline Retail — 0.2%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	420,000	419,072
Specialty Retail — 0.2%
American Greetings Corp., Senior Notes	7.375%	12/1/21	280,000	288,050
PetSmart Inc., Senior Notes	7.125%	3/15/23	100,000	102,625	(a)
Total Specialty Retail				390,675
Total Consumer Discretionary				24,574,456
Consumer Staples — 3.2%
Beverages — 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	450,000	502,962
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	140,000	147,175
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	960,000	1,058,103	(a)
Total Beverages				1,708,240
Food & Staples Retailing — 0.3%
CVS Health Corp., Senior Notes	5.125%	7/20/45	540,000	594,721
Food Products — 0.6%
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	110,000	116,605
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	280,000	290,210
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	420,000	444,859
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	500,000	477,374
Total Food Products				1,329,048
Tobacco — 1.5%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,000,000	1,187,455
Altria Group Inc., Senior Notes	3.875%	9/16/46	370,000	343,179
Reynolds American Inc., Senior Notes	8.125%	5/1/40	470,000	619,390
Reynolds American Inc., Senior Notes	7.000%	8/4/41	510,000	603,579
Reynolds American Inc., Senior Notes	5.850%	8/15/45	520,000	615,813
Total Tobacco				3,369,416
Total Consumer Staples				7,001,425
Energy — 13.7%
Energy Equipment & Services — 0.6%
ENSCO International Inc., Senior Bonds	7.200%	11/15/27	200,000	177,500
Ensco PLC, Senior Notes	5.200%	3/15/25	790,000	641,875
Halliburton Co., Senior Notes	5.000%	11/15/45	330,000	337,912
Pride International Inc., Senior Notes	7.875%	8/15/40	150,000	128,749
Total Energy Equipment & Services				1,286,036

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	11

Schedule of investments (cont’d)

November 30, 2016

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 13.1%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	750,000	$799,291
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	750,000	821,699
Apache Corp., Senior Notes	6.000%	1/15/37	150,000	168,510
Apache Corp., Senior Notes	5.100%	9/1/40	280,000	282,391
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	164,184
Apache Corp., Senior Notes	4.750%	4/15/43	670,000	665,398
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	1,852,044
Devon Energy Corp., Senior Notes	5.850%	12/15/25	560,000	622,854
Devon Energy Corp., Senior Notes	5.600%	7/15/41	20,000	19,441
Devon Energy Corp., Senior Notes	5.000%	6/15/45	430,000	402,749
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	1,080,000	1,319,978
Ecopetrol SA, Senior Notes	5.875%	5/28/45	754,000	620,919
Enbridge Inc., Senior Notes	4.250%	12/1/26	250,000	252,669
Enbridge Inc., Senior Notes	5.500%	12/1/46	180,000	185,366
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	420,000	471,450
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	869,882
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.500%	11/15/20	32,000	33,104
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,566,863
Hess Corp., Notes	7.875%	10/1/29	440,000	511,166
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	501,439
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,536,306
Kerr-McGee Corp., Notes	7.875%	9/15/31	710,000	875,352
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	833,945
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	940,000	937,188	(a)
LUKOIL International Finance BV, Senior Notes	4.750%	11/2/26	460,000	454,825	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	280,000	248,500	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	620,000	544,050	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	695,227
Noble Energy Inc., Senior Notes	5.250%	11/15/43	240,000	234,438
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	470,000	449,199
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	1,000,000	922,600
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	253,563
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	730,000	748,834	(a)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	80,000	68,304
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	710,000	735,613	(a)
Sunoco Logistics Partners Operations LP, Senior Notes	3.900%	7/15/26	630,000	601,082
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	760,000	944,028	(a)

See Notes to Financial Statements.

12	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	5.400%	8/15/41	10,000	$9,779
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	4.450%	8/1/42	860,000	751,743
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	809,399
Western Gas Partners LP, Senior Notes	4.650%	7/1/26	1,060,000	1,080,310
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	952,000	1,092,420
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,130,000	1,107,400
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	69,408
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	173,900
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	489,720
Total Oil, Gas & Consumable Fuels				28,798,530
Total Energy				30,084,566
Financials — 32.6%
Banks — 17.2%
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	500,000	501,000	(a)
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	590,000	590,737	(b)(c)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	880,000	876,709	(b)(c)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	400,000	416,780	(b)(c)
Bank of America Corp., Notes	6.875%	4/25/18	990,000	1,056,647
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,109,510
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,340,000	1,619,038
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	670,000	934,312
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	830,000	912,689
BNP Paribas SA, Junior Subordinated Notes	7.625%	3/30/21	240,000	248,700	(a)(b)(c)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,870,000	1,862,987	(a)(b)(c)
CIT Group Inc., Secured Notes	6.625%	4/1/18	480,000	505,200	(a)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,350,000	1,339,875	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.250%	8/15/26	1,100,000	1,131,625	(b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	752,000	1,108,249
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	490,000	506,009
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,290,000	1,268,239
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	630,000	802,754
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	750,000	869,227
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	500,000	553,825	(a)(b)(c)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,370,000	1,423,725	(a)(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	800,000	775,000	(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	200,000	195,750	(b)(c)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	580,000	532,261	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	700,000	698,600	(b)(c)

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	13

Schedule of investments (cont’d)

November 30, 2016

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	$1,927,294
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	760,000	874,571
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	150,000	159,451
Lloyds Banking Group PLC, Junior Subordinated Bonds	7.500%	6/27/24	820,000	838,450	(b)(c)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	12/15/16	1,060,000	1,064,929	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	710,000	818,275	(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	950,000	936,937	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	840,000	854,735
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	151,944
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	820,000	903,866
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	404,834	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	1/3/17	410,000	400,263	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	3,180,000	3,325,135
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	140,000	144,528	(b)(c)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	520,000	498,206
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	420,000	405,627
Total Banks				37,548,493
Capital Markets — 7.5%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,667,861
CME Group Inc., Senior Notes	5.300%	9/15/43	750,000	875,638
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,442,159
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	557,054
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	3,145,991
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	70,000	72,380
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	1,300,000	1,223,508	(a)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	1,857,688
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	2,121,811
Morgan Stanley, Senior Notes	6.375%	7/24/42	140,000	180,184
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	330,000	374,138
Total Capital Markets				16,518,412
Consumer Finance — 1.7%
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,620,000	1,821,732
Navient Corp., Senior Notes	7.250%	1/25/22	1,430,000	1,485,413
Navient Corp., Senior Notes	6.125%	3/25/24	480,000	456,600
Total Consumer Finance				3,763,745
Diversified Financial Services — 2.2%
Blackstone Holdings Finance Co., LLC, Senior Notes	4.450%	7/15/45	310,000	285,247	(a)
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	360,000	356,679	(a)

See Notes to Financial Statements.

14	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
ILFC E-Capital Trust I, Junior Subordinated Notes	4.000%	12/21/65	800,000	$698,000	(a)(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	851,512
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	237,336
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	386,925
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	1,200,000	1,302,000	(a)
Nationwide Building Society, Subordinated Notes	4.000%	9/14/26	620,000	583,551	(a)
Total Diversified Financial Services				4,701,250
Insurance — 3.7%
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	90,000	94,275
American International Group Inc., Senior Notes	6.400%	12/15/20	1,000,000	1,141,155
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	327,011
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	330,000	328,350	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	330,000	370,425	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	840,000	1,032,813	(a)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,300,000	1,407,935
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	783,032	(a)
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	1,050,000	1,348,794	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	660,000	706,339	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	512,187
Total Insurance				8,052,316
Thrifts & Mortgage Finance — 0.3%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	770,000	743,050	(a)
Total Financials				71,327,266
Health Care — 3.7%
Biotechnology — 0.8%
AbbVie Inc., Senior Subordinated Notes	4.700%	5/14/45	290,000	285,610
Celgene Corp., Senior Notes	5.000%	8/15/45	480,000	498,122
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	100,000	114,474
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	700,000	692,774
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	100,000	103,007
Total Biotechnology				1,693,987
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories, Senior Notes	4.900%	11/30/46	1,070,000	1,083,265
Health Care Providers & Services — 1.1%
Aetna Inc., Senior Notes	4.375%	6/15/46	440,000	435,469
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	60,000	53,617
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,082,884

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	15

Schedule of investments (cont’d)

November 30, 2016

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	220,000	$242,439
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	590,000	564,630
Total Health Care Providers & Services				2,379,039
Pharmaceuticals — 1.3%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	790,000	780,961
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	804,616
Wyeth LLC, Notes	5.950%	4/1/37	1,100,000	1,368,719
Zoetis Inc., Senior Notes	4.700%	2/1/43	40,000	38,354
Total Pharmaceuticals				2,992,650
Total Health Care				8,148,941
Industrials — 4.9%
Aerospace & Defense — 0.1%
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	50,000	53,267
Lockheed Martin Corp., Senior Notes	4.700%	5/15/46	200,000	216,861
Total Aerospace & Defense				270,128
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	920,079
Airlines — 1.2%
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	425,837	440,209	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	112,435	116,022
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	187,127	199,057
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	145,719	153,733
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	544,013	611,335
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	118,233	134,638
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	354,126	394,408
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	58,464	59,201
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	472,007	526,878
Total Airlines				2,635,481
Commercial Services & Supplies — 0.9%
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	240,268
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	900,000	924,750	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	500,000	673,788
Total Commercial Services & Supplies				1,838,806

See Notes to Financial Statements.

16	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 0.1%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	180,000	$200,077
Industrial Conglomerates — 1.4%
General Electric Co., Junior Subordinated Bonds	5.000%	1/21/21	1,307,000	1,341,309	(b)(c)
General Electric Co., Senior Notes	5.875%	1/14/38	190,000	238,362
General Electric Co., Senior Notes	6.875%	1/10/39	1,018,000	1,422,823
General Electric Co., Subordinated Notes	5.300%	2/11/21	130,000	144,486
Total Industrial Conglomerates				3,146,980
Machinery — 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	360,000	379,381
Road & Rail — 0.4%
CSX Corp., Senior Notes	3.950%	5/1/50	300,000	268,157
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	100,000	92,000	(a)
Union Pacific Corp., Senior Notes	4.375%	11/15/65	530,000	526,102
Total Road & Rail				886,259
Transportation — 0.2%
Mexico City Airport Trust, Senior Secured Notes	4.250%	10/31/26	360,000	345,600	(a)
Total Industrials				10,622,791
Information Technology — 4.4%
Communications Equipment — 0.8%
Harris Corp., Senior Notes	5.550%	10/1/21	885,000	985,862
Harris Corp., Senior Notes	4.854%	4/27/35	430,000	438,794
Harris Corp., Senior Notes	5.054%	4/27/45	340,000	354,551
Total Communications Equipment				1,779,207
Electronic Equipment, Instruments & Components — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	338,725
IT Services — 0.6%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	91,000	94,620	(a)
Visa Inc., Senior Notes	4.300%	12/14/45	1,200,000	1,255,472
Total IT Services				1,350,092
Semiconductors & Semiconductor Equipment — 1.4%
Analog Devices Inc., Senior Notes	3.125%	12/5/23	910,000	906,715
Analog Devices Inc., Senior Notes	3.500%	12/5/26	700,000	695,562
Intel Corp., Senior Notes	4.900%	7/29/45	220,000	245,581
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	370,566
NXP BV/NXP Funding LLC, Senior Notes	3.875%	9/1/22	640,000	657,600	(a)
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	80,000	85,096
Total Semiconductors & Semiconductor Equipment				2,961,120

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	17

Schedule of investments (cont’d)

November 30, 2016

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Software — 0.7%
Microsoft Corp., Senior Notes	3.700%	8/8/46	1,670,000	$1,558,337
Technology Hardware, Storage & Peripherals — 0.7%
Apple Inc., Senior Notes	3.850%	8/4/46	550,000	515,809
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	1,010,000	1,040,328	(a)
Total Technology Hardware, Storage & Peripherals				1,556,137
Total Information Technology				9,543,618
Materials — 4.8%
Chemicals — 0.1%
Ecolab Inc., Senior Notes	5.500%	12/8/41	130,000	152,414
Metals & Mining — 4.5%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	400,000	430,000	(a)
Arconic Inc., Senior Notes	5.870%	2/23/22	1,200,000	1,279,500
Arconic Inc., Senior Notes	5.125%	10/1/24	520,000	533,000
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,200,000	1,211,002
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	780,000	861,900	(a)(b)
Freeport-McMoRan Inc., Senior Notes	2.150%	3/1/17	140,000	139,825
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	140,000	139,650
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	100,000	95,150
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	180,000	180,403	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,322,552
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	285,228
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	240,000	248,172
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,100,000	2,089,500
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	140,000	137,470
Total Metals & Mining				9,953,352
Paper & Forest Products — 0.2%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	510,000	501,687
Total Materials				10,607,453
Real Estate — 0.5%
Equity Real Estate Investment Trusts (REITs) — 0.2%
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	90,000	93,600	(a)
CoreCivic Inc., Senior Notes	5.000%	10/15/22	240,000	238,200
CoreCivic Inc., Senior Notes	4.625%	5/1/23	110,000	107,525
Total Equity Real Estate Investment Trusts (REITs)				439,325
Real Estate Management & Development — 0.3%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	460,000	605,880
Total Real Estate				1,045,205

See Notes to Financial Statements.

18	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Telecommunication Services — 7.1%
Diversified Telecommunication Services — 5.8%
AT&T Inc., Global Notes	5.600%	5/15/18	1,500,000	$1,578,204
AT&T Inc., Senior Notes	4.500%	5/15/35	370,000	351,895
AT&T Inc., Senior Notes	4.750%	5/15/46	60,000	56,256
AT&T Inc., Senior Notes	4.500%	3/9/48	522,000	466,957	(a)
British Telecommunications PLC, Bonds	9.375%	12/15/30	2,000,000	3,052,666
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,443,900
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,130,000	824,188
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	330,000	437,290
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	830,000	820,662	(a)
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	140,000	163,165
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,460,000	2,727,498
Verizon Communications Inc., Senior Notes	5.050%	3/15/34	300,000	314,688
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	398,000	396,894
Total Diversified Telecommunication Services				12,634,263
Wireless Telecommunication Services — 1.3%
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,082,125
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	360,000	396,450	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	680,000	698,700
Sprint Corp., Senior Notes	7.875%	9/15/23	120,000	124,200
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	390,000	517,731
Total Wireless Telecommunication Services				2,819,206
Total Telecommunication Services				15,453,469
Utilities — 7.2%
Electric Utilities — 5.7%
Berkshire Hathaway Energy Co., Bonds	6.125%	4/1/36	1,000,000	1,247,256
Berkshire Hathaway Energy Co., Senior Notes	5.750%	4/1/18	1,000,000	1,054,208
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	530,000	573,269
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	632,669
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	789,729
Duke Energy Corp., Senior Notes	3.750%	9/1/46	680,000	610,550
Exelon Corp., Senior Notes	3.400%	4/15/26	1,050,000	1,032,779
FirstEnergy Corp., Notes	7.375%	11/15/31	3,040,000	3,809,339
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,000,000	1,322,500
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	600,000	669,481
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	798,482
Total Electric Utilities				12,540,262

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	19

Schedule of investments (cont’d)

November 30, 2016

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Gas Utilities — 0.9%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	1,500,000		$1,854,233
Independent Power and Renewable Electricity Producers — 0.6%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000		1,287,000
Total Utilities					15,681,495
Total Corporate Bonds & Notes (Cost — $189,496,805)					204,090,685
Municipal Bonds — 0.4%
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	270,000		261,527
Illinois — 0.3%
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	530,000		549,716
Total Municipal Bonds (Cost — $873,341)					811,243
Sovereign Bonds — 1.8%
Argentina — 1.0%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,350,000		1,431,000	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	6,230,000	ARS	398,835
Republic of Argentina, Senior Notes	7.500%	4/22/26	430,000		435,375	(a)
Total Argentina					2,265,210
Colombia — 0.2%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	431,000		432,078
Ecuador — 0.6%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	1,260,000		1,326,150	(a)
Total Sovereign Bonds (Cost — $3,960,107)					4,023,438
U.S. Government & Agency Obligations — 0.2%
U.S. Government Obligations — 0.2%
U.S. Treasury Bonds (Cost — $597,696)	2.500%	5/15/46	610,000		545,926

			Shares
Common Stocks — 0.8%
Financials — 0.8%
Banks — 0.8%
Citigroup Inc. (Cost — $1,474,006)			29,728		1,676,362
Preferred Stocks — 1.3%
Financials — 1.3%
Consumer Finance — 1.0%
GMAC Capital Trust I	6.691%		85,800		2,157,870	(b)
Diversified Financial Services — 0.2%
Citigroup Capital XIII	7.257%		17,525		455,299	(b)

See Notes to Financial Statements.

20	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Shares	Value
Insurance — 0.1%
Delphi Financial Group Inc.	7.376%	9,325	$206,316	(b)
Total Preferred Stocks (Cost — $2,747,824)			2,819,485
Total Investments before Short-Term Investments (Cost — $199,149,779)			213,967,139
Short-Term Investments — 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $2,662,081)	0.284%	2,662,081	2,662,081
Total Investments — 99.0% (Cost — $201,811,860#)			216,629,220
Other Assets in Excess of Liabilities — 1.0%			2,230,223
Total Net Assets — 100.0%			$218,859,443

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is $204,022,197.

Abbreviations used in this schedule:
GO	— General Obligation
ARS	— Argentine Peso

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	21

Statement of assets and liabilities

November 30, 2016

Assets:
Investments, at value (Cost — $201,811,860)	$216,629,220
Cash	22,007
Interest receivable	3,196,818
Deposits with brokers for open futures contracts	406,927
Deposits with brokers for centrally cleared swap contracts	367,462
Unrealized appreciation on forward foreign currency contracts	86,719
Receivable for securities sold	51,979
Receivable from broker — variation margin on open futures contracts	30,570
Receivable from broker — variation margin on centrally cleared swaps	13,029
Prepaid expenses	8,183
Total Assets	220,812,914

Liabilities:
Payable for securities purchased	1,602,277
Investment management fee payable	117,804
Unrealized depreciation on forward foreign currency contracts	108,401
OTC swaps, at value (premiums received — $10,461)	15,921
Directors’ fees payable	4,093
Payable for open OTC swap contracts	1,713
Accrued expenses	103,262
Total Liabilities	1,953,471
Total Net Assets	$218,859,443

Net Assets:
Par value ($0.001 par value; 10,804,829 shares issued and outstanding; 100,000,000 shares authorized)	$10,805
Paid-in capital in excess of par value	205,742,356
Undistributed net investment income	26,290
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(1,695,558)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	14,775,550
Total Net Assets	$218,859,443

Shares Outstanding	10,804,829

Net Asset Value	$20.26

See Notes to Financial Statements.

22	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Statement of operations

For the Year Ended November 30, 2016

Investment Income:
Interest	$12,142,373
Dividends	223,724
Total Investment Income	12,366,097

Expenses:
Investment management fee (Note 2)	1,432,088
Audit and tax fees	59,500
Directors’ fees	54,540
Transfer agent fees	41,442
Legal fees	32,194
Excise tax (Note 1)	27,817
Shareholder reports	27,092
Fund accounting fees	21,640
Stock exchange listing fees	21,349
Custody fees	6,534
Insurance	4,255
Miscellaneous expenses	12,219
Total Expenses	1,740,670
Net Investment Income	10,625,427

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	839,571
Futures contracts	(305,813)
Written options	13,132
Swap contracts	(248,953)
Foreign currency transactions	(95,341)
Net Realized Gain	202,596
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,226,247
Futures contracts	47,449
Swap contracts	(73,501)
Foreign currencies	(381,179)
Change in Net Unrealized Appreciation (Depreciation)	1,819,016
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	2,021,612
Increase in Net Assets From Operations	$12,647,039

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	23

Statements of changes in net assets

For the Years Ended November 30,	2016	2015

Operations:
Net investment income	$10,625,427	$10,597,228
Net realized gain	202,596	1,040,417
Change in net unrealized appreciation (depreciation)	1,819,016	(13,090,621)
Increase (Decrease) in Net Assets From Operations	12,647,039	(1,452,976)

Distributions to Shareholders From (Note 1):
Net investment income	(12,580,691)	(12,925,001)
Net realized gains	(371,328)	—
Decrease in Net Assets From Distributions to Shareholders	(12,952,019)	(12,925,001)

Fund Share Transactions:
Reinvestment of distributions (21,746 and 19,442 shares issued, respectively)	438,920	397,294
Increase in Net Assets From Fund Share Transactions	438,920	397,294
Increase (Decrease) in Net Assets	133,940	(13,980,683)

Net Assets:
Beginning of year	218,725,503	232,706,186
End of year*	$218,859,443	$218,725,503
*Includes undistributed net investment income of:	$26,290	$1,752,839

See Notes to Financial Statements.

24	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30:
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$20.28	$21.62	$21.53	$22.67	$20.64

Income (loss) from operations:
Net investment income	0.98	0.98	1.02	1.03	1.09
Net realized and unrealized gain (loss)	0.20	(1.12)	0.58	(0.90)	2.33
Total income (loss) from operations	1.18	(0.14)	1.60	0.13	3.42

Less distributions from:
Net investment income	(1.17)	(1.20)	(1.14)	(0.94)	(1.25)
Net realized gains	(0.03)	—	(0.37)	(0.33)	(0.14)
Total distributions	(1.20)	(1.20)	(1.51)	(1.27)	(1.39)

Net asset value, end of year	$20.26	$20.28	$21.62	$21.53	$22.67

Market price, end of year	$20.05	$20.77	$20.87	$19.59	$23.69
Total return, based on NAV[2,3]	5.97%	(0.69)%	7.70%	0.63%	17.12%
Total return, based on Market Price[4]	2.43%	5.49%	14.69%	(12.18)%	17.28%

Net assets, end of year (000s)	$218,859	$218,726	$232,706	$231,736	$243,472

Ratios to average net assets:
Gross expenses	0.79%	0.83%	0.80%	0.84%	0.78%
Net expenses	0.79	0.83	0.80	0.84	0.78
Net investment income	4.82	4.67	4.69	4.69	5.01

Portfolio turnover rate	41%	43%	38%	68%	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

26	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	27

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$204,090,685	—	$204,090,685
Municipal bonds	—	811,243	—	811,243
Sovereign bonds	—	4,023,438	—	4,023,438
U.S. government & agency obligations	—	545,926	—	545,926
Common stocks	$1,676,362	—	—	1,676,362
Preferred stocks	2,613,169	206,316	—	2,819,485
Total long-term investments	4,289,531	209,677,608	—	213,967,139
Short-term investments†	2,662,081	—	—	2,662,081
Total investments	$6,951,612	$209,677,608	—	$216,629,220
Other financial instruments:
Futures contracts	$15,539	—	—	$15,539
Forward foreign currency contracts	—	$86,719	—	86,719
Centrally cleared interest rate swaps	—	35,147	—	35,147
Total other financial instruments	15,539	121,866	—	137,405
Total	$6,967,151	$209,799,474	—	$216,766,625

28	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$8,615	—	—	$8,615
Forward foreign currency contracts	—	$108,401	—	108,401
Centrally cleared credit default swaps on credit indices — buy protection	—	55,756	—	55,756
OTC credit default swaps on corporate issues — buy protection‡	—	15,921	—	15,921
Total	$8,615	$180,078	—	$188,693

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At November 30, 2016, securities valued at $206,316 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	29

Notes to financial statements (cont’d)

made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

30	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2016, the Fund did not hold any credit default swaps to sell protection.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	31

Notes to financial statements (cont’d)

For average notional amounts of swaps held during the year ended November 30, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the

32	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	33

Notes to financial statements (cont’d)

including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

34	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

As of November 30, 2016, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $124,322. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	35

Notes to financial statements (cont’d)

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $65,461 of federal excise taxes attributable to calendar year 2015 in March 2016. The Fund anticipates being subject to an excise tax for calendar year 2016 of approximately $14,000.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$27,817	—	$(27,817)
(b)	200,898	$(200,898)	—

(a)	Reclassifications are due to a non-deductible excise tax accrued by the Fund.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset

36	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for their services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 70% of the Fund’s fee paid to LMPFA by the Fund related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended November 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$71,297,528	$16,313,540
Sales	75,693,923	16,279,239

At November 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,002,972
Gross unrealized depreciation	(3,395,949)
Net unrealized appreciation	$12,607,023

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	37

Notes to financial statements (cont’d)

At November 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	24	3/17	$3,882,365	$3,873,750	$(8,615)

Contracts to Sell:
U.S. Treasury 5-Year Notes	19	3/17	2,241,961	2,239,031	2,930
U.S. Treasury 10-Year Notes	14	3/17	1,744,622	1,743,219	1,403
U.S. Treasury Long-Term Bonds	47	3/17	7,121,425	7,110,219	11,206
					15,539
Net unrealized appreciation on open futures contracts					$6,924

During the year ended November 30, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of November 30, 2015	—	—
Options written	41	$13,132
Options closed	(41)	(13,132)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of November 30, 2016	—	—

At November 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	60,000	USD	888	Citibank N.A.	1/20/17	$(16)
INR	63,400	USD	939	Citibank N.A.	1/20/17	(17)
MXN	22,180,000	USD	1,135,206	Citibank N.A.	1/20/17	(63,573)
MXN	9,970,000	USD	518,760	Citibank N.A.	1/20/17	(37,057)
USD	1,628,625	EUR	1,450,994	Citibank N.A.	1/20/17	86,719
USD	1,545,599	MXN	32,150,000	Citibank N.A.	1/20/17	(7,738)
Total						$(21,682)

Abbreviations used in this table:
EUR	— Euro
INR	— Indian Rupee
MXN	— Mexican Peso
USD	— United States Dollar

38	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

At November 30, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Chicago Mercantile Exchange	$2,192,000	2/15/41	2.442% semi-annually	3-Month LIBOR quarterly	$(9,595)	$35,147

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at November 30, 2016[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (PPG Industries Inc., 6.650%, due 3/15/18)	$856,423	3/20/19	0.19%	1.000% quarterly	$(15,921)	$(10,461)	$(5,460)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.27 Index)	$6,570,000	12/20/21	5.000% quarterly	$(314,504)	$(258,748)	$(55,756)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	39

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$15,539	—	$15,539
Centrally cleared swap contracts[3]	35,147	—	35,147
Forward foreign currency contracts	—	$86,719	86,719
Total	$50,686	$86,719	$137,405

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$8,615	—	—	$8,615
OTC swap contracts[4]	—	—	$15,921	15,921
Centrally cleared swap contracts[3]	—	—	55,756	55,756
Forward foreign currency contracts	—	$108,401	—	108,401
Total	$8,615	$108,401	$71,677	$188,693

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(305,813)	—	—	$(305,813)
Written options	13,132	—	—	13,132
Swap contracts	(39,084)	—	$(209,869)	(248,953)
Forward foreign currency contracts[1]	—	$(95,341)	—	(95,341)
Total	$(331,765)	$(95,341)	$(209,869)	$(636,975)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

40	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$47,449	—	—	$47,449
Swap contracts	(18,073)	—	$(55,428)	(73,501)
Forward foreign currency contracts[1]	—	$(380,196)	—	(380,196)
Total	$29,376	$(380,196)	$(55,428)	$(406,248)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended November 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$788
Futures contracts (to buy)	4,083,587
Futures contracts (to sell)	24,143,563
Forward foreign currency contracts (to buy)	1,430,939
Forward foreign currency contracts (to sell)	4,194,220

Average Notional Balance
Interest rate swap contracts	$2,192,000
Credit default swap contracts (to buy protection)	3,720,269

†	At November 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$30,570	—	$30,570
Centrally cleared swap contracts[2]	13,029	—	13,029
Forward foreign currency contracts	86,719	—	86,719
Total	$130,318	—	$130,318

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$108,401	—	$108,401
OTC swap contracts	15,921	—	15,921
Total	$124,322	—	$124,322

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	41

Notes to financial statements (cont’d)

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to November 30, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/23/2016	12/30/2016	$0.0900	*
1/20/2017	1/27/2017	0.0900
2/17/2017	2/24/2017	0.0900

*	Distribution comprised of $0.05379 from income and $0.03621 from long-term capital gains.

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended November 30, 2016, the Fund did not repurchase any shares.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$12,580,691	$12,925,001
Net long-term capital gains	371,328	—
Total distributions paid	$12,952,019	$12,925,001

As of November 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$76,699
Undistributed long-term capital gains — net	521,703
Total undistributed earnings	$598,402
Other book/tax temporary differences(a)	(57,333)
Unrealized appreciation (depreciation)(b)	12,565,213
Total accumulated earnings (losses) — net	$13,106,282

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

42	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report	43

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Investment Grade Defined Opportunity Trust Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”), including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position Western Asset Investment Grade Defined Opportunity Trust Inc. as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 19, 2017

44	Western Asset Investment Grade Defined Opportunity Trust Inc. 2016 Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to that date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

Western Asset Investment Grade Defined Opportunity Trust Inc.	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory

46	Western Asset Investment Grade Defined Opportunity Trust Inc.

duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged BBB-rated corporate debt closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of seven funds, including the Fund, for each of the 1-, 3- and 5-year periods ended June 30, 2016. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked second among the funds in the Performance Universe (first being best in these performance rankings) for the 1-year period ended June 30, 2016 and was better than the Performance Universe median; was ranked fourth among the funds in the Performance Universe for the 3-year period ended such date and was at the Performance Universe median; and was ranked third among the funds in the Performance Universe for the 5-year period ended such date and was better than the Performance Universe median. The Board noted that the small number of funds comprising the Performance Universe made meaningful performance comparisons difficult. In reviewing the Fund’s performance relative to the Performance Universe, the Manager recalled that the Fund seeks to provide current income and will liquidate and distribute its assets to shareholders on or about December 2, 2024. The Fund accordingly invests principally in investment grade

Western Asset Investment Grade Defined Opportunity Trust Inc.	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

corporate fixed income securities of varying maturities and has a bias toward investments in higher quality names. The Manager noted differences between the investment strategies of the Fund and other Performance Universe funds and expressed its view that the Fund’s performance relative to the Performance Universe was in line with its expectations in light of these differences. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2016. On a net asset value basis, the Fund underperformed its benchmark for the 1-year period ended June 30, 2016 but outperformed its benchmark for the 3- and 5-year periods ended such date.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders, especially in light of the Fund’s longer term performance.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other non-leveraged BBB-rated corporate debt closed-end funds, as classified by Broadridge. The seven funds in the Expense Universe had average net common share assets ranging from $138.1 million to $618.9 million. One of the other Expense Universe funds was larger than the Fund and five were smaller.

48	Western Asset Investment Grade Defined Opportunity Trust Inc.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual basis was ranked seventh among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings). The actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) also was ranked seventh among the fund in the Expense Universe. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked seventh among the Expense Universe funds. Each of the Fund’s foregoing expense components was worse (i.e., higher) than the Expense Universe median for that expense component. In reviewing the Broadridge Expense Information comparisons of the Fund’s actual total expenses, the Manager noted, among other things, that only two Expense Universe funds other than the Fund included investment and tax expense in its reported actual total expenses. The Manager noted further that the Fund elected to pay an excise tax on undistributed earnings rather than making a special distribution, increasing Fund tax expense. The Board noted that the small number of funds in the Expense Universe made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Western Asset Investment Grade Defined Opportunity Trust Inc.	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager during the period covered by the analysis had declined and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the

50	Western Asset Investment Grade Defined Opportunity Trust Inc.

Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Investment Grade Defined Opportunity Trust Inc.	51

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

52	Western Asset Investment Grade Defined Opportunity Trust Inc.

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President Emeritus (since 2003), formerly Senior Board Fellow (2003 to 2015) and President (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Investment Grade Defined Opportunity Trust Inc.	53

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

54	Western Asset Investment Grade Defined Opportunity Trust Inc.

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	150
Other board memberships held by Director during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Western Asset Investment Grade Defined Opportunity Trust Inc.	55

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

56	Western Asset Investment Grade Defined Opportunity Trust Inc.

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2019, year 2017 and year 2018, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Western Asset Investment Grade Defined Opportunity Trust Inc.	57

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

58	Western Asset Investment Grade Defined Opportunity Trust Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Investment Grade Defined Opportunity Trust Inc.	59

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Inc. (“Computershare”), as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by telephone at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

60	Western Asset Investment Grade Defined Opportunity Trust Inc.

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is

Western Asset Investment Grade Defined Opportunity Trust Inc.	61

Dividend reinvestment plan (unaudited) (cont’d)

lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares will decrease, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

62	Western Asset Investment Grade Defined Opportunity Trust Inc.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Investment Grade Defined Opportunity Trust Inc.	63

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2016:

Record date:	Monthly	Monthly	Monthly
Payable date:	December 2015 - January 2016	February 2016	March 2016 - November 2016
Ordinary income:
Qualified dividend income for individuals	4.59%	5.77%	5.80%
Dividends qualifying for the dividends
received deduction for corporations	4.24%	5.46%	5.49%

Record date:	6/17/2016
Payable date:	6/24/2016
Long-term capital gain dividend	$0.034400

Please retain this information for your records.

64	Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset

Investment Grade Defined Opportunity Trust Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street Boston, MA 02111

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

IGI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX012164 1/17 SR16-2961

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2015 and November 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,900 in 2015 and $54,400 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,880 in 2015 and $3,920 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Investment Grade Defined Opportunity Trust Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Investment Grade Defined Opportunity Trust Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Investment Grade Defined Opportunity Trust Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Investment Grade Defined Opportunity Trust Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Investment Grade Defined Opportunity Trust Inc. during the reporting period were $0 in 2016.

(h) Yes. Western Asset Investment Grade Defined Opportunity Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Investment Grade Defined Opportunity Trust Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd. (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western	Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Head of Credit of Western Asset since 2005; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan Brist Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager of Logan Circle Partners 2007-2009);Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors (2000-2007)

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2016.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	105	$155.1 billion	None	None
	Other Pooled Vehicles	273	$90.3 billion	7	$1.6 billion
	Other Accounts	612	$179.2 billion	68	$18.4 billion
Ryan Brist‡	Other Registered Investment Companies	6	$2.7 billion	None	None
	Other Pooled Vehicles	25	$13.6 billion	None	None
	Other Accounts	57	$23.9 billion	3	$573 million
Michael Buchanan‡	Other Registered Investment Companies	44	$45.2 billion	None	None
	Other Pooled Vehicles	88	$36.3 billion	3	$1.1 billion
	Other Accounts	239	$77.7 billion	30	$11.3 billion

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the

Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of November 30, 2016.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Michael C. Buchanan	A
Ryan Brist	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 25, 2017

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 25, 2017